Exhibit 99.1

This is not an offer for sale, or solicitation of an offer to buy, nor may there be any sale in the United States or to, or for the account or benefit of, any U.S. Person (as defined in Regulation S under the U.S. Securities Act of 1933, as amended) of any securities of the Company.

NEITHER THE CONVERTIBLE DEBENTURES NOR THE UNITS, COMMON SHARES OR WARRANTS ISSUABLE UPON CONVERSION OF THE CONVERTIBLE DEBENTURES OR EXERCISE OF THE WARRANTS HAVE BEEN OR WILL BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT SUCH REGISTRATION OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

CLS Holdings USA, Inc. Announces up to US$40 Million

Brokered Private Placement

Las Vegas, NV – (Globe Newswire) – (October 5, 2018) – CLS Holdings USA, Inc. (OTCQB: CLSH) ("CLS" or the "Company") today announced that it has entered into an agreement with a Canadian agent (the "Agent"), whereby the Agent will assist the Company in selling on a commercially reasonable efforts private placement basis, up to US$40 million aggregate principal amount of senior unsecured debentures (“Debentures”) with an issue price of US$1,000 per Debenture, convertible into units of the Company (the “Units”) at the option of the holder at a conversion price of US$0.80 per Unit (the “Conversion Price”) at any time prior to the close of business on the earlier of: (i) the last business day immediately preceding the maturity date of the Debentures, being the date that is three (3) years from the closing date of the Offering (the “Closing Date”), and (ii) the date fixed for redemption (as set out in the Debentures (the “Offering”).

Each Unit shall be comprised of one common share of the Company (a “Common Share”) and one-half of one common share purchase warrant (each whole warrant, a “Warrant”). Each Warrant shall be exercisable into one Common Share at a price of US$1.10 per Warrant (the “Exercise Price”) for a period of 36 months from the Closing Date.

The Debentures will be unsecured obligations of the Company and will rank pari passu in right of payment of principal and interest and will be issued pursuant to the terms of a debenture indenture to be entered into between the Company and a debenture trustee to be determined. The Debentures shall bear interest at a rate of 8% per annum from the Closing Date, payable on the last business day of each calendar quarter. For a period of 18 months from the Closing Date, any interest payable shall automatically accrue and be capitalized to the principal amount of the Debenture and shall thereafter be deemed to be part of the principal amount of the Convertible Debenture.

Beginning on the date that is four (4) months plus one (1) day following the Closing Date, the Company may force the conversion of all of the principal amount of the then outstanding Debentures at the Conversion Price on not less than 30 days notice should the daily volume weighted average trading price of the common shares be greater than US$1.20 per common share for the preceding 10 consecutive trading days.

Upon a Change of Control (as defined in the Debentures) of the Company, holders of the Debentures will have the right to require the Company to repurchase their Debentures, in whole or in part on the date that is 30 days following notice of the Change of Control, at a price equal to 105% of the principal amount of the Debentures then outstanding plus accrued and unpaid interest thereon (the “Offer Price”). If 90% or more of the principal amount of the Debentures outstanding on the date of the notice of the Change of Control have been tendered for redemption, the Company will have the right to redeem all of the remaining Convertible Debentures at the Offer Price. The Debentures will also contain standard anti-dilution provisions.

Closing of the Offering is expected to occur in tranches on such dates as the Agent and the Company may agree and is subject to certain conditions including, but not limited to, the receipt of all necessary approvals of the securities regulatory authorities.

Pursuant to the terms of the Offering, the Agent has been granted an option to increase the Offering by 15%, which option is exercisable by the Agents at any time up until the Closing Date.

The Company will pay a cash commission to the Agent equal to 6.0% of the aggregate gross proceeds of the Offering (the “Agent’s Fee”) payable in cash or Debentures. The Agent will receive a corporate finance fee equal to 2.5% of the gross proceeds of the Offering divided by the Conversion Price, payable in Units on the Closing Date. The Company will also issue warrants to the Agent exercisable for a period of 36 months from the Closing Date to acquire that number of Units which is equal to 6.0% of the aggregate gross proceeds of the Offering divided by the Conversion Price, at an exercise price that is equal to the Conversion Price.

The Company intends to use the net proceeds of the Offering to fund the upfront loan payment to In Good Health Inc., to fund construction activities at the Leicester facility, to complete improvements to the North Las Vegas cultivation facility and for general working capital purposes.

About CLS Holdings USA (www.clsholdingsinc.com)

CLS Holdings USA, Inc. (OTCQB: CLSH) plans to become a diversified cannabis company and is shifting its corporate strategy to becoming a fully licensed integrated cannabis producer and retailer in Nevada and other states.

CLS stands for "Cannabis Life Sciences," in recognition of the Company's patented proprietary method of extracting various cannabinoids from the marijuana plant and converting them into products with a higher level of quality and consistency. The Company's business model includes licensing operations, processing operations, processing facilities, sale of products, brand creation and consulting services.

Forward Looking Statements and Information

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and forward-looking information as that term is defined under the Securities Act (Ontario). These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements and forward-looking information include, but are not limited to, statements relating to whether certain transactions, including the Offering will be completed, the terms and timing of such transactions, receipt of all necessary regulatory approvals, the descriptions of the companies and the business that any potential target companies could bring to CLS. In some cases, you can identify forward-looking statements and information by terminology such as "may," "might," "will," "should," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology. Forward-looking statements and forward-looking information are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements or forward-looking information. We cannot guarantee future results, levels of activity or performance and we cannot guaranty that the proposed transactions described in this press release will occur. You should not place undue reliance on these forward-looking statements or forward looking information, which speak only as of the date that they were made. These cautionary statements should be considered together with any written or oral forward-looking statements or forward-looking information that we may issue in the future. Except as required by applicable law, we do not intend to update any of the forward-looking statements or forward-looking information to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events. See CLS Holdings USA filings with the SEC for additional details.

Contact Information

Corporate:

Chairman and CEO

Jeff Binder

jeff@clsholdingsinc.com

888-438-9132

Investors:

Hayden IR

CLSH@haydenir.com

917-658-7878